UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 5, 2006
Arlington Tankers Ltd.

(Exact Name of Registrant as Specified in Charter)

Bermuda	001-32343	98-0460376

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
First Floor, The Hayward Building
22 Bermudiana Road
Hamilton HM 11, Bermuda

(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (441) 292-4456
Not applicable.

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-99.1 MEMORANDUM OF AGREEMENT STENA CONCEPT
EX-99.2 MEMORANDUM OF AGREEMENT STENA CONTEST
EX-99.3 TIME CHARTER PARTY STENA CONCEPT
EX-99.4 TIME CHARTER PARTY STENA CONTEST
EX-99.5 SHIP MANAGEMENT AGREEMENT STENA CONCEPT
EX-99.6 SHIP MANAGEMENT AGREEMENT STENA CONTEST
EX-99.7 STENA GUARANTY TIME CHARTER STENA CONCEPT
EX-99.8 STENA GUARANTY TIME CHARTER STENA CONTEST
EX-99.9 STENA GUARANTY OF OFF-HIRE STENA CONCEPT
EX-99.10 STENA GUARANTY OF OFF-HIRE STENA CONTEST
EX-99.11 ARLINGTON GUARANTY OF TIME CHARTER STENA CONCEPT
EX-99.12 ARLINGTON GUARANTY OF TIME CHARTER STENA CONTEST
EX-99.13 ARLINGTON GUARANTY OF SHIP MANAGEMENT STENA CONCEPT
EX-99.14 ARLINGTON GUARANTY OF SHIP MANAGEMENT STENA CONTEST
EX-99.15 AMENDMENT 2 TO TIME CHARTER PARTY STENA COMPANION
EX-99.16 AMENDMENT 2 TO TIME CHARTER PARTY STENA COMPATRIOT
EX-99.17 AMENDMENT 2 TO TIME CHARTER PARTY STENA CONCORD
EX-99.18 AMENDMENT 2 TO TIME CHARTER PARTY STENA CONSUL
EX-99.19 AMENDMENT 2 TO SHIP MANAGEMENT AGREEMENT STENA COMPANION
EX-99.20 AMENDMENT 2 TO SHIP MANAGEMENT AGREEMENT STENA COMPATRIOT
EX-99.21 AMENDMENT 2 TO SHIP MANAGEMENT AGREEMENT STENA CONCORD
EX-99.22 AMENDMENT 2 TO SHIP MANAGEMENT AGREEMENT STENA CONSUL
EX-99.23 AMENDMENT 2 TO SHIP MANAGEMENT AGREEMENT STENA VICTORY
EX-99.24 AMENDMENT 2 TO SHIP MANAGEMENT AGREEMENT STENA VISION

Item 1.01. Entry Into a Material Definitive Agreement.
On January 5, 2006, Arlington Tankers Ltd. (“Arlington” or the “Company”) entered into a series of agreements (the “Transaction Documents”) with Stena Bulk AB (“Stena Bulk”), Northern Marine Management Ltd. (“Northern Marine”) and Stena Maritime AG (“Stena Maritime” and, together with Stena Bulk and Northern Marine, the “Stena Parties”), pursuant to which Arlington, through wholly owned subsidiaries, completed the purchase from subsidiaries of Stena Maritime two Product tankers (the “Vessels”) known as the Stena Concept and the Stena Contest for a purchase price per Vessel of $46,000,000. In connection with the acquisition of the Vessels, Arlington and the Stena Parties also entered into certain related agreements and amended certain of the agreements related to Arlington’s previously-acquired six vessels. The Transaction Documents are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference. The following description of the Transaction Documents is qualified in its entirety by reference to the full text of such documents.
Memoranda of Agreement
The subsidiaries of Arlington that purchased the Vessels and the subsidiaries of Stena Maritime that sold the Vessels entered into Memoranda of Agreement, pursuant to which the purchase and sale of the Vessels were effected. The Memoranda of Agreement are substantially similar to those that Arlington’s subsidiaries entered into in connection with the purchase of Arlington’s previously-acquired six vessels. Under the Memoranda of Agreement, the sellers of the Vessels warranted to Arlington that the Vessels were delivered free of damage affecting the Vessels’ classification and with its classification certificates and national certificates. The sellers of the Vessels also warranted to Arlington that the Vessels were free from all charters, encumbrances, mortgages and maritime liens or any other debts whatsoever and will indemnify Arlington against all consequences of claims made against the vessels which have been incurred prior to the time of delivery.
Time Charter Parties
At the closing of the acquisition, the subsidiaries of Arlington that purchased the Vessels and Stena Bulk entered into the Time Charter Parties. Under the Time Charter Parties, which are substantially similar to the Time Charter Parties that Arlington’s subsidiaries have entered into for Arlington’s previously-acquired six vessels, the Arlington subsidiaries that purchased the Vessels time chartered the Vessels to Stena Bulk for an initial period of three years at the fixed daily basic hire set forth below. At the end of the initial three-year period, both Arlington and Stena Bulk have the option to extend the time charters on a vessel-by-vessel basis for an initial 30 months, at the fixed daily basic hire set forth below. If Stena exercises this option, there will be an additional hire provision during the 30-month period. The additional hire would be calculated in the manner described below under the caption “Amendments to Existing Time Charter Parties.” If Arlington exercises this option, there will be no additional hire arrangement. Furthermore, if Stena Bulk exercises the 30-month option, there will be two additional one-year options, exercisable by Stena Bulk, at the fixed daily basic hire set forth below, but without an additional hire provision.

The daily basic hire to be paid under the Time Charter Parties for each applicable period of the charters is set forth below.

Period	Daily Basic Hire

January 5, 2006 — January 4, 2007	$19,765
January 5, 2007 —January 4, 2008	$20,043
January 5, 2008 —January 4, 2009	$20,335
January 5, 2009 —January 4, 2010	$17,942
January 5, 2010 —January 4, 2011	$18,264
January 5, 2011 —July 4, 2011	$18,603
July 5, 2011 — July 4, 2012	$21,158
July 5, 2012 — July 4, 2013	$21,531
Ship Management Agreements
At the closing of the acquisition, the subsidiaries of Arlington that purchased the Vessels and Northern Marine entered into Ship Management Agreements. Under the Ship Management Agreements, which are substantially similar to the Ship Management Agreements that Arlington’s subsidiaries have entered into for Arlington’s previously-acquired six vessels, Northern Marine is responsible for all technical management of the Vessels, including crewing, maintenance, repair, drydockings, vessel taxes and other vessel operating and voyage expenses.
The daily base management fee to be paid to Northern Marine under the Ship Management Agreements for each applicable period of the charters is set forth below.

Period	Daily Base Fee

January 5, 2006 — January 4, 2007	$5,565
January 5, 2007 — January 4, 2008	$5,843
January 5, 2008 — January 4, 2009	$6,135
January 5, 2009 — January 4, 2010	$6,442
January 5, 2010 — January 4, 2011	$6,764
January 5, 2011 — July 4, 2011	$7,103
July 5, 2011 — July 4, 2012	$7,458
July 5, 2012 — July 4, 2013	$7,831
Under the Ship Management Agreements, all special survey and mid-period drydockings occurring during the term of the Ship Management Agreements will be at the sole cost and expense of Northern Marine and Northern Marine has agreed to conduct at least one mid-period drydocking prior to redelivery of the Vessels. In addition, upon redelivery of the Vessels to Arlington at the expiration of the Ship Management Agreements, Northern Marine has agreed to pay to Arlington a drydocking provision for each day from the completion of the last special survey drydocking during the term of the applicable Ship Management Agreement (or if no special survey occurs during the term of such agreement, from the date of commencement of the agreement), to the date of redelivery at the daily rates specified in the Ship Management Agreements.
Guarantees
At the Closing of the acquisition, Arlington entered into Guarantees under which it guaranteed the obligations of its subsidiaries that are purchasing the Vessels under the Time Charter Parties and the Ship Management Agreements. In addition, at the closing of the acquisition, Stena AB (publ) (“Stena”) also entered into Guarantees and Agreements under which it guaranteed the performance of Stena Bulk under the Time Charter Parties and certain of the obligations of Northern Marine under the Ship Management Agreements. All such Guarantees are substantially similar to the Guarantees that Arlington and Stena entered into in connection with Arlington’s previously-acquired six vessels.
Amendments to Existing Time Charter Parties
At the closing of the acquisition, the Time Charter Parties for Arlington’s existing Product tankers and Panamax tankers were amended. These amendments modified the charter periods for Arlington’s previously-acquired Product tankers and Panamax tankers and provided certain changes to the calculation of additional hire under these Time Charter Parties.
The amendments to the terms of the charters provided that (1) the current five-year fixed term for one of the Product tankers (Stena Consul) and one of the Panamax tankers (Stena Compatriot) was extended to a six-year fixed term, followed by three one-year options exercisable by Stena Bulk and (2) the current five-year fixed term for one of the Product tankers (Stena Concord) and one of the Panamax tankers (Stena Companion) was reduced to a four-year fixed term, followed by three one-year options exercisable by Stena Bulk.
The amendments to the additional hire provisions provided for certain favorable adjustments to fuel consumption metrics used in the calculation of additional hire for the Product tankers and Panamax tankers.
Specifically, in calculating additional hire for the Product tankers, the following new provisions apply: (1) The Skikida to Rotterdam route is no longer to be considered and the Rotterdam to New York route, based on a cargo of 37,000 tons instead of 33,000 tons, accounts for 40% of the weighted average daily value and the Curacao to New York route, based on a cargo of 38,000 tons instead of 30,000 tons accounts for 60% of the weighted average daily value (2) the daily average fuel consumption at sea is 35.5 tons per day instead of 38.5 tons per day and (3) the consumption of bunkers in port is a fixed amount of 40 tons per cargo.
In calculating additional hire for the Panamax tankers, the following new provisions apply: (1) the daily average fuel consumption at sea is 40.5 tons per day instead of 44.5 tons per day and (2) the consumption of bunkers in port is a fixed amount of 65 tons per cargo, with a reduced charge for heating of cargos.

As a result of the amendments to the additional hire calculations, the illustrations for such calculations changed. The revised calculations set forth below illustrate hypothetical calculations of time charter equivalent hire for each vessel type which is used to calculate additional hire for any period during a calendar quarter that a vessel is not subchartered by a charterer under a time charter. For any period during a calendar quarter that a vessel is subchartered by a charterer under a time charter, additional hire is calculated based on the time charter received by the charterer less basic hire in effect for such period and ship broker commissions and commercial management fees paid by the charterer during such period. The following calculations are provided solely for illustration purposes. These calculations should not be considered as an indication of the amount of additional hire, if any, that Arlington may receive for any particular vessel during any particular period.

Product Tankers
     Rotterdam to New York
     Data used:
1)	Average Spot Rate (determined by Brokers Panel) = W300

2)	Worldscale Flat = $7.48

3)	Cargo size = 37,000

4)	Voyage duration = 27.16 days

5)	Bunker price = $180 per ton

6)	Bunkers used = 808.93 tons

7)	Port charges = $88,000

8)	Calculation of freight income:
1) multiplied by 2) = $3.00 x 7.48 = 22.44
$22.44 x 3) 37,000 = $830,280
9)	Calculation of voyage income:

Freight income	$830,280
less:
2.50 % broker commissions	(20,757)
1.25 % commercial management fees	(10,379)
Bunker costs 5) x 6)	(145,607)
Port charges 7)	(88,000)

(264,743)

Voyage income	$565,537
10)	Calculation of Daily Value:

9) / 4) = $565,537 / 27.16 = $20,822

     Curacao to New York
     Data used:
1)	Average Spot Rate (determined by Brokers Panel) = W300

2)	Worldscale Flat = $4.61

3)	Cargo size = 38,000

4)	Voyage duration = 16.84 days

5)	Bunker price = $180 per ton

6)	Bunkers used = 442.57 tons

7)	Port charges = $60,000

8)	Calculation of freight income:
1) multiplied by 2) = 3.00 x 4.61 = 13.83
$13.83 x 3) 38,000 = $525,540
9)	Calculation of voyage income:

Freight income	$525,540
less:
2.50 % broker commissions	(13,139)
1.25 % commercial management fees	(6,569)
Bunker costs 5) x 6)	(79,663)
Port charges 7)	(60,000)

(159,371)

Voyage income	$366,169
10)	Calculation of Daily Value:

9) / 4) = $366,169 / 16.84 = $21,744
Calculation of Time Charter Equivalent Hire

Daily Value Rotterdam to New York x 40%	$8,329
Daily Value Curacao to New York x 60%	$13,046
Time Charter Equivalent Hire	$21,375

Panamax Tankers
Curacao to New York
     Data used:
1)	Average Spot Rate (determined by Brokers Panel) = W200

2)	Worldscale Flat = $4.61

3)	Cargo size = 50,000

4)	Voyage duration = 16.84 days

5)	Bunker price = $180 per ton

6)	Bunkers used = 524.27

7)	Port charges = $60,000

8)	Calculation of freight income:
1) multiplied by 2) = 2.00 x 4.61 = 9.22
$9.22 x 3) 50,000 = $461,000
9)	Calculation of Voyage Income:

Freight income	$461,000
less:
2.50% broker commissions	(11,525)
1.25% commercial management fees	(5,762)
Bunker costs 5) x 6)	(94,368)
Port charges 7)	(60,000)

(171,655)

Voyage Income	$289,345
10)	Calculation of Daily Value:

9) / 4) = $289,345 / 16.84 = $17,182

Augusta to Houston
     Data used:
1)	Average Spot Rate (determined by Brokers Panel) = W200

2)	Worldscale Flat = $11.70

3)	Cargo size = 50,000

4)	Voyage duration = 42.66 days

5)	Bunker price = $180 per ton

6)	Bunkers used = 1569.98 tons

7)	Port charges = $80,000

8)	Calculation of freight income:
1) multiplied by 2) = 2.00 x 11.70 = 23.40
$23.40 x 3) 50,000 = $1,170,000
9)	Calculation of voyage income:

Freight income	$1,170,000
less:
2.50% broker commissions	(29,250)
1.25% commercial management fees	(14,625)
Bunker coats 5) x 6)	(282,596)
Port charges 7)	(80,000)

(406,471)

Voyage income	$763,529
10)	Calculation of Daily Value

9) / 4) = 763,529 / 42.66 = $17,898
Calculation of Time Charter Equivalent Hire

Daily Value Curacao to New York x 50%	8,591
Daily Value Curacao Augusta to Houston x 50%	8,949
Time Charter Equivalent Hire	$17,540

Amendments to Existing Ship Management Agreements
At the closing of the acquisition, the Ship Management Agreements for Arlington’s existing vessels were amended. These amendments modified the provisions relating to drydocking of the vessels. Specifically, the amendments provided that all drydockings during the term of the Ship Management Agreements are to be at the sole cost and expense of Northern Marine. In addition, Northern Marine agreed to conduct at least one mid-period drydocking for each Product tanker and Panamax tanker prior to redelivery of such vessels. Furthermore, upon redelivery of the existing vessels to Arlington at the expiration of the Ship Management Agreements, Northern Marine has agreed to pay to Arlington a drydocking provision for each day from the completion of the last special survey drydocking during the term of the applicable Ship Management Agreement (or if no special survey occurs during the term of such agreement, from the date of commencement of such agreement), to date of redelivery at the daily rates specified in the Ship Management Agreements.
Item 2.01 Completion of Acquisition or Disposition of Assets
On January 5, 2006, Arlington completed the acquisition of the Vessels from the Stena Parties. The aggregate consideration paid for the Vessels was $92,000,000. As of February 10, 2005, affiliates of the Stena Parties owned approximately 14.4% of Arlington’s outstanding common shares.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
On January 5, 2006, Arlington borrowed an additional $94.5 million pursuant to the Loan Agreement, dated 12 December 2005 (the “Loan Agreement”), between Arlington and The Royal Bank of Scotland plc. The terms and conditions of the Loan Agreement were previously disclosed in Arlington’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 16, 2005 (the “Prior 8-K”), which is incorporated herein by reference. The Loan Agreement was filed as Exhibit 99.1 to the Prior 8-K.
Arlington used the proceeds of this borrowing to fund the purchase price of the Vessels and for transaction costs. As security for the amount borrowed, Arlington provided, among other things, first priority mortgages over the Vessels, assignments of earnings, insurances and requisition compensation in respect of the Vessels, assignments of the charters for the Vessels and guarantees by the subsidiaries of Arlington that own the Vessels.
SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K contains certain forward-looking statements and information relating to the Company that are based on beliefs of the Company’s management as well as assumptions made by the Company and information currently available to the Company. When used in this Current Report, words such as “believe,” “intend,” “anticipate,” “estimate,” “project,” “forecast,” “plan,” “potential,” “will,” “may,” “should,” and “expect” and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. All statements in this document that are not statements of historical fact are forward-looking statements.
The forward-looking statements contained in this Current Report reflect the Company’s current views with respect to future events and are subject to certain risks, uncertainties and assumptions. Many factors could cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements that may be expressed or implied by such forward-looking statements, including, among others: the possibility that the Company may not pay dividends, the highly cyclical nature of the tanker industry, global demand for oil and oil products, the number of newbuilding deliveries and the scrapping rate of older vessels, terrorist attacks and international hostilities, and compliance costs with environmental laws and regulations. These and other risks are described in greater detail in the “Risk Factors” section of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, filed with the United States Securities and Exchange Commission.
Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described in the forward- looking statements included in this press release. The Company does not intend, and does not assume any obligation, to update these forward-looking statements.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
          See Exhibit Index attached hereto.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLINGTON TANKERS LTD.
Date: January 11, 2006	By:	/s/ EDWARD TERINO
Edward Terino
Co-Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Memorandum of Agreement for the purchase and sale of Stena Concept.

99.2	Memorandum of Agreement for the purchase and sale of Stena Contest.

99.3	Time Charter Party for Stena Concept.

99.4	Time Charter Party for Stena Contest.

99.5	Ship Management Agreement for Stena Concept.

99.6	Ship Management Agreement for Stena Contest.

99.7	Stena Guaranty of Time Charter for Stena Concept.

99.8	Stena Guaranty of Time Charter for Stena Contest.

99.9	Stena Guaranty of Off-Hire and Replacement of Ship Manager for Stena Concept.

99.10	Stena Guaranty of Off-Hire and Replacement of Ship Manager for Stena Contest.

99.11	Arlington Guaranty of Time Charter for Stena Concept.

99.12	Arlington Guaranty of Time Charter for Stena Contest.

99.13	Arlington Guaranty of Ship Management Agreement for Stena Concept.

99.14	Arlington Guaranty of Ship Management Agreement for Stena Contest.

99.15	Amendment No. 2 to Time Charter Party for Stena Companion.

99.16	Amendment No. 2 to Time Charter Party for Stena Compatriot.

99.17	Amendment No. 2 to Time Charter Party for Stena Concord.

99.18	Amendment No. 2 to Time Charter Party for Stena Consul.

99.19	Amendment No. 2 to Ship Management Agreement for Stena Companion.

Exhibit No.	Description

99.20	Amendment No. 2 to Ship Management Agreement for Stena Compatriot.

99.21	Amendment No. 2 to Ship Management Agreement for Stena Concord.

99.22	Amendment No. 2 to Ship Management Agreement for Stena Consul.

99.23	Amendment No. 2 to Ship Management Agreement for Stena Victory.

99.24	Amendment No. 2 to Ship Management Agreement for Stena Vision.